Exhibit 10.1

ROOMLINX, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of July 31, 2008 by and among RoomLinX, Inc., a Nevada corporation (the “Company”), and the investors signatory hereto.

In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Purchase and Sale of Securities.

1.1           Series C Preferred Stock Sale and Issuance; Warrant Issuance; Preferred Stock Terms.

(a)           Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties set forth or referred to herein, the Company hereby agrees to sell and issue to each investor signatory hereto (collectively, the "Investors", and each, individually an "Investor"), and each Investor hereby severally agrees to purchase from the Company, the number of shares of Series C Preferred Stock of the Company, par value $.20 per share (“Series C Stock”), set forth on the signature pages hereto at a purchase price of $2,500.00 per share of Series C Stock (the “Purchase Price”).  Upon the occurrence of the Triggering Event (as hereinafter defined), each share of Series C Stock will automatically convert into 100,000 shares of Common Stock of the Company, par value $.001 per share ("Common Stock").  The aggregate number of shares of Series C Stock being sold to all Investors hereunder is 1,000 shares and  the aggregate Purchase Price for such shares is $2,500,000 and the aggregate number of shares of Common Stock issuable upon the conversion of all Series C Stock being sold to all Investors hereunder is 100,000,000 (the “Common Stock Conversion Shares”).

(b)           In connection with the purchase and sale of the Series C Stock hereunder, the Company agrees to issue to each Investor (i) a warrant, exercisable for a three year period, to purchase up to that number of shares of Series C Stock set forth on the signature pages hereto (the “Series C-1 Warrant”) at an exercise price of $4,000.00 per share of Series C Stock, in the form attached hereto as Exhibit A-1 providing, among other things, that upon the occurrence of the Triggering Event, the Investor’s unexercised right thereunder to purchase Series C Stock shall terminate and be converted into a right entitling the Investor to purchase a number of shares of Common Stock equal 100,000 times the number of shares of Series C Stock it was previously exercisable for at an exercise price of $.04 per share of Common Stock (the “Common Stock Series C-1 Warrant Shares”) and (ii) a warrant, exercisable for a three year period, to purchase up to that number of shares of Series C Stock set forth on the signature pages hereto (the “Series C-2 Warrant”; together with the Series C-1 Warrant, the “Warrants”, and collectively with the Series C Stock being purchased pursuant to Section 1.1(a), the Common Stock Conversion Shares and the Common Stock Warrant Shares (as defined below), collectively, the “Securities”) at an exercise price of $6,000.00 per share of Series C Stock, in the form attached hereto as Exhibit A-2 providing, among other things, that upon the occurrence of the Triggering Event, the Investor’s unexercised right thereunder to purchase Series C Stock shall terminate and be converted into a right entitling the Investor to purchase a number of shares of Common Stock equal to 100,000 times the number of shares of Series C Stock it was previously exercisable for at an exercise price of $.06 per share of Common Stock (the “Common Stock Series C-2 Warrant Shares”; together with the Common Stock Series C-1 Warrant Shares, the “Common Stock Warrant Shares”), subject to adjustment as provided in the Certificate of Designations of the Series C Stock.

(c)           The terms, relative rights, preferences and limitations of the Series C Stock (“Preferred Stock Terms”) being purchased pursuant to Section 1.1(a) and which may be purchased upon exercise of the Warrants referred to in Section 1.1(b) are as set forth in Exhibit B attached hereto.

1.2           Closing.  The closing of the purchase, sale and issuance of the Securities hereunder shall take place at the offices of Westerman Ball Ederer Miller & Sharfstein, LLP (“WBEMS”), 170 Old Country Road, Fourth Floor, Mineola, New York 11501, simultaneous with the execution hereof (the "Closing").  At the Closing, the Company shall deliver to the Investors (i) duly executed stock certificates representing the shares of Series C Stock being purchased pursuant to Section 1.1(a) hereof, (ii) the duly executed Warrants to be delivered thereat pursuant to Section 1.1(b) hereof, all against delivery by the Investors to the Company of the Purchase Price by wire transfer of the amount thereof to the Company’s account or by such other method agreed to between the Investors and the Company and (iii) a legal opinion, issued by counsel to the Company, in a form acceptable to the Investors.

1.3           Defined Terms Used in this Agreement.  In addition to the terms defined elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth below.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of this Agreement or the Registration Rights Agreement, (ii) a material and adverse effect on the results of operations, assets, properties, prospects, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (iii) a material and adverse impairment to the Company’s ability to perform on a timely basis its obligations under this Agreement or the Registration Rights Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” of the Company means any “subsidiary” as defined in Rule 1-02(x) of the Regulation S-X promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended.

“Triggering Event” means the delivery from the Company to the Investors of a written certification that it has available for issuance and approved and reserved for issuance from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the Common Stock Conversion Shares and Common Stock Warrant Shares, as evidenced by an amended Certificate of Incorporation certified by the Secretary of State of the State of Nevada and a filing of a Current Report on Form 8-K by the Company with the Securities and Exchange Commission disclosing such amendment (collectively, the "Charter Amendment").

2.             Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investors that:

2.1           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted or proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

2.2           Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of:

(a)           5,000,000 shares of preferred stock, par value $.20 per share (“Preferred Stock”), of which 720,000 shares have been designated as Series A Preferred Stock, all of which are issued and outstanding, and of which 2,000,000 shares have been designated Series B Preferred Stock, none of which are issued and outstanding immediately prior to the execution hereof.  The rights, privileges and preferences of the Series A Preferred Stock are as stated in the Articles of Incorporation of the Company.  All of the outstanding shares of Preferred Stock have been duly authorized, are fully paid and nonassessable.

(b)           245,000,000 shares of Common Stock, par value $.001 per share, 154,463,479 shares of which are issued and outstanding.  All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable.

2.3           Authorization.  All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the authorization, issuance and delivery of the Securities has been taken except for the attainment of the Charter Amendment, and this Agreement, when executed and delivered by the Company and assuming due execution and delivery by the Investor, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4           Valid Issuance of Securities.  The Securities, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

2.5           No Conflicts.  The execution, delivery and performance of this Agreement and the Registration Rights Agreement (collectively, the "Transaction Documents") by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

2.6           Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filings required in accordance with Section 4.18, (v) filings required in connection with the Charter Amendment, and (vi) those that have been made or obtained prior to the date of this Agreement.

2.7           SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials together with all other reports filed by the Company with the Commission since December 31, 2006 being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") through the year ended December 31, 2006.  As of their respective dates, the SEC Reports filed by the Company with the Commission complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports filed by the Company with the Commission, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States Generally Accepted Accounting Principles ("GAAP") applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.8           Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as set forth in the SEC Reports, (i) the Company has not altered its method of accounting or the identity of its auditors, (ii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (iii) the Company has not issued any equity securities.  The Company does not have pending before the Commission any request for confidential treatment of information.

2.9           Litigation.  There is no action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such).

2.10         Compliance.  Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

2.11         Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

2.12         Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights").  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

2.13         Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.  The Company has no reason to believe that it will not be able to renew its and the Subsidiaries’ existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company’s and such Subsidiaries’ respective lines of business.  Schedule 2.13 lists and describes all insurance policies maintained by the Company.

2.14         Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

2.15         Certain Registration Matters. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors under the Transaction Documents.  Except as set forth on Schedule 2.15, the Company has not granted or agreed to grant to any person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

2.16         Investment Company.  The Company is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.17         Application of Takeover Protections.  The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company's issuance of the Securities and the Investors' ownership of the Securities.

2.18         Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement.  The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

2.19         General Solicitation.  The Company has not offered or sold the Securities by means of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

2.20         Foreign Corrupt Practices Act.  Neither the Company nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has, directly or indirectly, (i) used any funds, or will use any proceeds from the sale of the Securities, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on the Company's behalf of which the Company is aware) or any members of their respective management which is in violation of any legal requirement, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

2.21         Disclosure.  All disclosure provided to the Investors regarding the Company and its businesses and the transactions contemplated hereby, furnished by or on behalf of the Company (including their respective representations and warranties set forth in this Agreement and the disclosure set forth in any diligence report or business plan provided by the Company or any person acting on the Company’s behalf) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.             Representations and Warranties of the Investors.  The Investors hereby represent and warrant to the Company that:

3.1           Authorization.  The Investors have full power and authority to enter into this Agreement.  This Agreement, when executed and delivered by the Investors, will constitute a valid and legally binding obligation of the Investors, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

3.2           Disclosure of Information.  The Investors have had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company’s management and have had an opportunity to review the Company’s facilities and has had all questions related thereto answered to the full satisfaction of the Investor.  The Investors understand that such discussions and any written information delivered by the Company to the Investors were intended to describe the aspects of the Company’s business which the Investors believe to be material. The Investors understand that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on.  The Company has not, however, rendered any investment advice to the Investors with respect to the suitability of the purchase of any of the Securities or an investment in the Company.

3.3           Restricted Securities.  The Investors understand that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investors’ representations as expressed herein.  The Investors understand that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investors must hold the Securities indefinitely unless they are registered with the Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  The Investors acknowledge that the Company has no obligation to register or qualify the Securities for resale except as set forth in Section 4.2 hereof.  The Investors further acknowledge that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Investors’ control, and, other than its obligation to timely file periodic reports in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which the Company is under no obligation and may not be able to satisfy. Subject to the foregoing, nothing contained herein shall be deemed a representation or warranty by any Investor to hold the Securities for any period of time.

3.4           No Need for Liquidity. The Investors have no need for liquidity in connection with its purchase of the Securities.  The Investors have the ability to bear the economic risks of the Investors’ purchase of the Securities for an indefinite period to time.

3.5           Legends.  The Investor understands that the Securities and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

(a)           “THESE SECURITIES AND THE UNDERLYING SHARES OF SERIES C STOCK AND COMMON STOCK HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.”

(b)           Any legend required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

3.6           Accredited Investor.  Each of the Investors is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (an “Accredited Investor”) and, if an entity, either (i) was not organized for the specific purpose of acquiring the Securities or (ii) each of its equity owners, members or partners, as the case may be, is an Accredited Investor.

3.7           Foreign Investors.  If an Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities.  Such Investor’s subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Investor’s jurisdiction.

3.8           Brokers; No General Solicitation. No finder or broker was or is engaged by the Investor in connection with the entering into of this Agreement by the Company and the Investor.  Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.             Miscellaneous.

4.1           Indemnification of Investors.  In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document.  In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 4.1 shall be the same as those set forth in Section 5 of the Registration Rights Agreement.

4.2           Registration Rights.  The Company and the Investors, concurrently with the execution of this Agreement, shall enter into the Registration Rights Agreement in the form attached hereto as Exhibit C.

4.3           Trading Restrictions.  The Investors will not short sell any of the Company's Common Stock until the first to occur of (i) the Effective Date (as defined in the Registration Rights Agreement) and (ii) the six month anniversary of the date hereof.

4.4           Board of Directors. Prior to the date of this Agreement, the Company shall have received from Messrs. Bordes and Hunt their resignation from the Board of Directors of the Company and effective as of the Closing, the Board of Directors consist of one director designated by Mr. Michael Wasik, the Company’s Chief Executive Officer, one director designated by the Investors (which director shall be Judson Just), and a third director being Christopher Blisard.

4.5           Furnishing of Information.  The Company will use its reasonable best efforts to make all filings with the Commission required by the Exchange Act such that it will be current with all such securities filings as soon as is reasonably possible, but not later than January 31, 2009, which filings include, but are not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and Quarterly Reports on Form 10-Q for all required periods.  Following January 31, 2009, or such earlier date as the Company is current in filing its periodic reports with the Commission, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Common Stock Conversion Shares and Common Stock Warrant Shares under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such person to sell the Common Stock Conversion Shares and Common Stock Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.  The Company shall use its reasonable best efforts to file an application to list its securities on the OTC Bulletin Board as soon as permitted under applicable rules so that its Common Stock is listed on the OTC Bulletin Board, it being acknowledged by the parties hereto that in order to do so, the Company will need to be current in its filings with the Commission in accordance with this Section.  Further, the Company shall use its reasonable best efforts to cause the Charter Amendment to occur by the date set forth herein.

4.6           Integration.  The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market in a manner that would require stockholder approval of the sale of the Securities to the Investors.

4.7           Subsequent Registrations.  Other than pursuant to the Registration Statement (as defined in the Registration Rights Agreement), prior to the Effective Date, the Company may not file any registration statement (other than on Form S-8)  with the Commission with respect to any securities of the Company.  The Investors agree that the Common Stock set forth on Schedule 2.15 may be included on the registration statement filed by the Company registering the resale of the Common Stock Conversion Shares and Common Stock Warrant Shares.

4.8           Limitation on Issuance of Future Priced Securities.  During the six months following the Closing, the Company shall not issue any “Future Priced Securities” as such term is described by NASD IM-4350-1.

4.9           Acknowledgment of Dilution.  The Company acknowledges that the issuance of Common Stock Conversion Shares upon conversion of the Series C Stock and Common Stock Warrant Shares upon exercise of the Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial.  The Company further acknowledges that its obligation to honor conversions under the Series C Stock is unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Investor.

4.10         Reservation of Shares.  Following the Triggering Event, the Company shall maintain a reserve from its duly authorized shares of Common Stock to comply with its exercise obligations under the Warrants.  If on any date following the Triggering Event the Company would be, if notice of conversion were to be delivered on such date, precluded from issuing the number of Common Stock Warrant Shares issuable upon exercise in full of the Warrants (in each case, without regard to any exercise caps or other limitation thereunder), due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials or other applicable materials requesting authorization to amend the Company’s certificate of incorporation or other organizational document to increase the number of shares of Common Stock which the Company is authorized to issue so as to provide enough shares for issuance of the Common Stock Warrant Shares.  In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders as soon as practicable, but in any event not later than the 60th day after delivery of the proxy or other applicable materials relating to such meeting) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company’s certificate of incorporation or other organizational document to evidence such increase.

4.11         Conversion Procedures.  The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required by the Investors in order to convert the Warrants.  The Company shall honor exercises of Warrants and shall deliver Common Stock Warrant Shares in accordance with the terms, conditions and time periods set forth in the Warrants.

4.12         Limitation of Liability.  Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other affiliate of such Investor or any investor, stockholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

4.13         Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.14         Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

4.15         Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

4.16         Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.17         Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Company, with a copy to Westerman Ball Ederer Miller and Sharfstein, LLP, 170 Old Country Road, Suite 400, Mineola, New York 11501, Attn: Alan Ederer, Esq., and if to an Investor, to the address specified on such Investor's signature page hereto, with a copy to Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601, Attention:  Wesley G. Nissen, Esq., Facsimile Number:  (312) 558-5700 and Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, Attention:  Eric L. Cohen, Esq., Facsimile Number:  (212) 294-4700.

4.18         Securities Laws Disclosure.  By 5:30 p.m. (New York time) on the Trading Day following the Closing, the Company will file a Current Report on Form 8-K, disclosing the material terms of this Agreement and the Registration Rights Agreement (and attach as exhibits thereto this Agreement and the Registration Rights Agreement) and the Closing.  The Company covenants that following such disclosure, the Investors shall no longer be in possession of any material, non-public information with respect to the Company.  In addition, the Company will make such other filings and notices in the manner and time required by the Commission.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the registration statement to be filed in accordance with the Registration Rights Agreement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Securities Exchange Act of 1934, as amended) or any regulatory agency, without the prior written consent of such Investor, except to the extent such disclosure is required by law.

4.19         Use of Proceeds. The Company will use the aggregate Purchase Price received by the Company hereunder for working capital purposes and to provide for the payment of audit and other professional services with the intent to make the Company current with its filing requirements under U.S. securities laws and to provide for expansion of the Company’s business and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables and accrued expenses in the ordinary course of the Company’s business and consistent with prior practices), or to redeem any Common Stock or Common Stock equivalents or engage in any related party transaction.

4.20         Action by Investors. Whenever any and all actions of any type are taken by the Investors hereunder, all such actions, including amendments to this Agreement, shall be taken only upon the agreement thereto by Investors holding in the aggregate more than fifty (50%) percent of the then outstanding shares of Series C Stock, prior to the Triggering Event, and Common Stock Conversion Shares, following the Triggering Event.

4.21         Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

4.22         Fees and Expenses.  At the Closing, the Company shall reimburse Matthew Hulsizer and Jennifer Just, jointly, up to $15,000 for their legal fees in connection with the transactions contemplated by the Transaction Documents (Matthew Hulsizer and Jennifer Just, jointly, may deduct such amount from the investment amount deliverable to the Company at Closing), it being understood that Winston & Strawn LLP has not rendered legal advice to the Company in connection with the transactions contemplated hereby, and that the Company has relied for such matters on the advice of its own counsel.  Except as specified in the immediately preceding sentence, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents.  The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.  In the event that any waivers or amendments are required with respect to any Transaction Document or the transactions contemplated thereby, the Company covenants to reimburse Matthew Hulsizer and Jennifer Just, jointly, for reasonable legal expenses incurred in connection therewith.

 [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

THE COMPANY:

RoomLinX, Inc.

By:	/s/ Michael S. Wasik
Name:	Michael S. Wasik
Title:	President

Address:
2150 W. 6th Ave., Unit N
Broomfield, CO 80020

THE INVESTORS:

Matthew Hulsizer and Jennifer Just, jointly

By:	/s/ Matthew Hulsizer
	Name:	Matthew Hulsizer

Address:
____________________________________
____________________________________

By:	/s/ Jennifer Just
	Name:	Jennifer Just

Address:
____________________________________
____________________________________

Number of Shares of Series C Preferred Stock Purchased: 920

Total Purchase Price: $2,300,000.00

Number of Shares of Series C Preferred Stock Underlying
Series C-1 Warrants: 184

Number of Shares of Series C Preferred Stock Underlying
Series C-2 Warrants: 184

[Signature Page to RoomLinX Securities Purchase Agreement]

THE INVESTORS (continued):

Hulsizer Descendant Trust

By:	/s/ Matthew Hulsizer
	Name:	Matthew Hulsizer
Title:

Address:
____________________________________
____________________________________

Number of Shares of Series C Preferred Stock Purchased: 40

Total Purchase Price: $100,000.00

Number of Shares of Series C Preferred Stock Underlying
Series C-1 Warrants: 8

Number of Shares of Series C Preferred Stock Underlying
Series C-2 Warrants: 8

Just Descendant Trust

By:	/s/ Jennifer Just
	Name:	Jennifer Just
Title:

Address:
____________________________________
____________________________________

Number of Shares of Series C Preferred Stock Purchased: 40

Total Purchase Price: $100,000.00

Number of Shares of Series C Preferred Stock Underlying
Series C-1 Warrants: 8

Number of Shares of Series C Preferred Stock Underlying
Series C-2 Warrants: 8

[Signature Page to RoomLinX Securities Purchase Agreement]

EXHIBIT A-1
FORM OF SERIES C-1 WARRANT
ROOMLINX, INC.

WARRANT (SERIES C-1)

THESE SECURITIES AND THE UNDERLYING SHARES OF SERIES C STOCK AND COMMON STOCK HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

STOCK PURCHASE WARRANT

To Purchase up to _______Shares of Series C Preferred Stock or up to ___________ Shares of Common Stock of RoomLinX, Inc.

THIS STOCK PURCHASE WARRANT CERTIFIES that, for value received, _________________________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the third (3rd)  anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and acquire from RoomLinX, Inc., a Nevada corporation (the “Company”), _________ shares of Series C Preferred Stock, par value $.20 per share (“Series C Stock”) (the “Series C Warrant Shares”) at a purchase price of $4,000 per share of Series C Stock (the “Series C Exercise Price”); provided, however, that upon the occurrence of the Triggering Event (as hereinafter defined), the Holder’s unexercised right hereunder to subscribe for and purchase Series C Stock shall immediately be converted into a right entitling the Holder, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, to subscribe for and purchase from the Company _________ shares of common stock of the Company, par value $.001 per share (“Common Stock”) (the “Common Stock Warrant Shares”; collectively with the Series C Warrant Shares, the “Warrant Shares”).  The purchase price of one share of Common Stock (the “Common Stock Exercise Price”) under this Warrant shall be $.04, subject to adjustment in accordance with Section 10.  References herein to the Warrant Shares shall be deemed references to the Series C Warrant Shares and/or the Common Stock Warrant Shares, as applicable, and references herein to the Exercise Price shall be deemed references to the Series C Exercise Price and/or the Common Stock Exercise Price, as applicable.  For purposes hereof, the “Triggering Event” means the delivery from the Company to the Holder of a written certification that it has available for issuance and approved and reserved for issuance from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the Common Stock Conversion Shares and Common Stock Warrant Shares, as evidenced by an amended Certificate of Incorporation certified by the Secretary of State of the State of Nevada and a filing by the Company with the Securities and Exchange Commission disclosing such amendment (collectively, the "Charter Amendment").  The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

Section 1. Authorization of Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant in accordance with the provisions of this Warrant, be duly authorized, validly issued, fully paid and non assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Section 2. Exercise of Warrant.

(a)           Except as provided in Section 3 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and delivery of the Notice of Exercise form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased.  Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) business days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 4 prior to the issuance of such shares, have been paid.  If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(a) by the fifth business day after the date of exercise, then the Holder will have the right to rescind such exercise.

(b)           Notwithstanding the foregoing, at any time as the Warrant is exercisable, in lieu of the payment methods set forth in Section 2(a) above, the Holder may exchange all or some of the Warrant for Common Stock Warrant Shares equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder makes such a request, the Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of Common Stock Warrant Shares computed using the following formula:

X = Y (A-B)
            A

Where:

X = the number of Common Stock Warrant Shares to be issued to the Holder;

Y = the total number of Common Stock Warrant Shares as to which this Warrant is being exercised;

A = the closing price of the Common Stock on the trading day immediately preceding the Date of Exercise; and

B = the Purchase Price of one Common Stock Warrant Share (as adjusted to the date of such calculation).

All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2(b).

(c)           If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, provided that this Warrant has been surrendered to the Company, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.  Notwithstanding the foregoing, any failure by the Company to deliver a new warrant in accordance with this Section shall not impair in any way the Holder's exercise or other rights hereunder, and any requirement that Holder deliver a Warrant for exercise shall be waived until such time as the Company deliver such Warrant.

(d)           The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

Section 3. No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

Section 4. Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate to the Holder, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

Section 5. Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 6. Transfer, Division and Combination.

(a)           Subject to compliance with any applicable securities laws and the conditions set forth in Section 6(e) hereof, this Warrant and all rights hereunder are transferable, in whole or, upon occurrence of the Triggering Event, in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall promptly (but in any event, within 5 business days) execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall promptly (but in any event, within 5 days) issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)           This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 6(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 6.

(d)           The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e)           If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, other than a transfer to an affiliate of such Holder, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws and (ii) that the holder or transferee execute and deliver to the Company an investment intent letter in form and substance reasonably acceptable to the Company.

Section 7. No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

Section 8. Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

Section 9. Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

Section 10. Adjustments of Exercise Price and Number of Warrant Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then in each such case the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof and, if the Triggering Event has not yet occurred, as if the Series C Warrant Shares which would have been purchased upon such exercise had been converted into Common Stock in accordance with the conversion rights thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

Section 11. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at the option of the Holder, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or, had the Triggering Event occurred, would have been exercisable.

In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume, and the Company shall cause such successor or acquiring corporation to assume in any agreements entered into in connection with any such reorganization, reclassification, merger, consolidation or disposition of assets, the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11.  For purposes of this Section 11, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

Section 12. Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Company shall give prompt written notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

Section 13. Notice of Corporate Action.  If at any time:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases (but not in such cases if the rights of the Holder or holders of Common Stock will not be materially affected thereby, as for example in the case of a merger to effect a change of domicile), the Company shall give to Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up in accordance with, as applicable, Section 11 hereof.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

Section 14. Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Series C Stock and, upon the occurrence of the Triggering Event, from its authorized and unissued Common Stock, a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to in writing by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

Section 15.  Compliance with Securities Laws.

By acceptance of this Warrant, the Holder hereby represents, warrants and covenants: (a) that any Warrant Shares purchased upon exercise of the Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; (b) that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; (c) that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act and will be "restricted securities" within the meaning of SEC Rule 144; and (d) all stock certificates representing Warrant Shares issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

Section 16. Miscellaneous.

(a)           Jurisdiction.  This Warrant shall constitute a contract under the laws of the State of New York, without regard to its conflicts of laws principles or rules.

(b)           Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c)           Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)           Notices.  Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, if to the Holder, at the address on record with the Company for the Holder, and if to the Company, to RoomLinX, Inc., 2150 W. 6th Ave., Unit N, Broomfield, CO 80020, Attention: CEO, with a copy to Westerman Ball Ederer Miller and Sharfstein, LLP, 170 Old Country Road, Suite 400, Mineola, New York 11501, Attn: Alan Ederer, Esq., and if to a Holder, to the address of such Holder appearing on the books of the Company, with a copy to Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601, Attention:  Wesley G. Nissen, Esq., Facsimile Number:  (312) 558-5700 and Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, Attention:  Eric L. Cohen, Esq., Facsimile Number:  (212) 294-4700.

(e)           Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors, permitted assigns, heirs and legal beneficiaries of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(f)           Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Holder and the Company.

(g)           Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(h)           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: July __, 2008	ROOMLINX, INC.

By:
Name: Michael S. Wasik
Title: President

NOTICE OF EXERCISE

To: RoomLinX, Inc.

(1)  The undersigned hereby elects to purchase ________ [circle one: Series C / Common Stock] Warrant Shares of RoomLinX, Inc. pursuant to the terms of the attached Warrant, and either [check one]:

____ tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any, in lawful money of the United States

                  or

____ exercises the Warrant pursuant to the “net exercise” method set forth in Section 2(b) of the Warrant.

(2)  Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

Name:

Address:

SS or Tax #:

(3)  The Warrant Shares shall be delivered to the following:

Name:

Address:

Warrant Holder

By:
Name:
Title:

Dated:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:

Holder's Signature:

Holder's Address:

Signature Guaranteed:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT A-2
FORM OF SERIES C-2 WARRANT
ROOMLINX, INC.

WARRANT (SERIES C-2)

THESE SECURITIES AND THE UNDERLYING SHARES OF SERIES C STOCK AND COMMON STOCK HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

STOCK PURCHASE WARRANT

To Purchase up to _______Shares of Series C Preferred Stock or up to ___________ Shares of Common Stock of RoomLinX, Inc.

THIS STOCK PURCHASE WARRANT CERTIFIES that, for value received, _________________________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the third (3rd)  anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and acquire from RoomLinX, Inc., a Nevada corporation (the “Company”), _________ shares of Series C Preferred Stock, par value $.20 per share (“Series C Stock”) (the “Series C Warrant Shares”) at a purchase price of $6,000 per share of Series C Stock (the “Series C Exercise Price”); provided, however, that upon the occurrence of the Triggering Event (as hereinafter defined), the Holder’s unexercised right hereunder to subscribe for and purchase Series C Stock shall immediately be converted into a right entitling the Holder, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, to subscribe for and purchase from the Company _________ shares of common stock of the Company, par value $.001 per share (“Common Stock”) (the “Common Stock Warrant Shares”; collectively with the Series C Warrant Shares, the “Warrant Shares”).  The purchase price of one share of Common Stock (the “Common Stock Exercise Price”) under this Warrant shall be $.06, subject to adjustment in accordance with Section 10.  References herein to the Warrant Shares shall be deemed references to the Series C Warrant Shares and/or the Common Stock Warrant Shares, as applicable, and references herein to the Exercise Price shall be deemed references to the Series C Exercise Price and/or the Common Stock Exercise Price, as applicable.  For purposes hereof, the “Triggering Event” means the delivery from the Company to the Holder of a written certification that it has available for issuance and approved and reserved for issuance from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the Common Stock Conversion Shares and Common Stock Warrant Shares, as evidenced by an amended Certificate of Incorporation certified by the Secretary of State of the State of Nevada and a filing by the Company with the Securities and Exchange Commission disclosing such amendment (collectively, the "Charter Amendment").  The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

Section 1. Authorization of Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant in accordance with the provisions of this Warrant, be duly authorized, validly issued, fully paid and non assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Section 2. Exercise of Warrant.

(a)           Except as provided in Section 3 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and delivery of the Notice of Exercise form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased.  Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) business days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 4 prior to the issuance of such shares, have been paid.  If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(a) by the fifth business day after the date of exercise, then the Holder will have the right to rescind such exercise.

(b)           Notwithstanding the foregoing, at any time as the Warrant is exercisable, in lieu of the payment methods set forth in Section 2(a) above, the Holder may exchange all or some of the Warrant for Common Stock Warrant Shares equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder makes such a request, the Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of Common Stock Warrant Shares computed using the following formula:

X = Y (A-B)
       A

Where:

X = the number of Common Stock Warrant Shares to be issued to the Holder;

Y = the total number of Common Stock Warrant Shares as to which this Warrant is being exercised;

A = the closing price of the Common Stock on the trading day immediately preceding the Date of Exercise; and

B = the Purchase Price of one Common Stock Warrant Share (as adjusted to the date of such calculation).

All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2(b).

(c)           If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, provided that this Warrant has been surrendered to the Company, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.  Notwithstanding the foregoing, any failure by the Company to deliver a new warrant in accordance with this Section shall not impair in any way the Holder's exercise or other rights hereunder, and any requirement that Holder deliver a Warrant for exercise shall be waived until such time as the Company deliver such Warrant.

(d)           The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

Section 3. No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

Section 4. Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate to the Holder, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

Section 5. Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 6. Transfer, Division and Combination.

(a)           Subject to compliance with any applicable securities laws and the conditions set forth in Section 6(e) hereof, this Warrant and all rights hereunder are transferable, in whole or, upon occurrence of the Triggering Event, in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall promptly (but in any event, within 5 business days) execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall promptly (but in any event, within 5 days) issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)           This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 6(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 6.

(d)           The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e)           If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, other than a transfer to an affiliate of such Holder, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws and (ii) that the holder or transferee execute and deliver to the Company an investment intent letter in form and substance reasonably acceptable to the Company.

Section 7. No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

Section 8. Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

Section 9. Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

Section 10. Adjustments of Exercise Price and Number of Warrant Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then in each such case the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof and, if the Triggering Event has not yet occurred, as if the Series C Warrant Shares which would have been purchased upon such exercise had been converted into Common Stock in accordance with the conversion rights thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

Section 11. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at the option of the Holder, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or, had the Triggering Event occurred, would have been exercisable.

In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume, and the Company shall cause such successor or acquiring corporation to assume in any agreements entered into in connection with any such reorganization, reclassification, merger, consolidation or disposition of assets, the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11.  For purposes of this Section 11, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

Section 12. Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Company shall give prompt written notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

Section 13. Notice of Corporate Action.  If at any time:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases (but not in such cases if the rights of the Holder or holders of Common Stock will not be materially affected thereby, as for example in the case of a merger to effect a change of domicile), the Company shall give to Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up in accordance with, as applicable, Section 11 hereof.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

Section 14. Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Series C Stock and, upon the occurrence of the Triggering Event, from its authorized and unissued Common Stock, a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to in writing by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

Section 15.  Compliance with Securities Laws.

By acceptance of this Warrant, the Holder hereby represents, warrants and covenants: (a) that any Warrant Shares purchased upon exercise of the Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; (b) that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; (c) that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act and will be "restricted securities" within the meaning of SEC Rule 144; and (d) all stock certificates representing Warrant Shares issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

Section 16. Miscellaneous.

(a)           Jurisdiction.  This Warrant shall constitute a contract under the laws of the State of New York, without regard to its conflicts of laws principles or rules.

(b)           Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c)           Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)           Notices.  Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, if to the Holder, at the address on record with the Company for the Holder, and if to the Company, to RoomLinX, Inc., 2150 W. 6th Ave., Unit N, Broomfield, CO 80020, Attention: CEO, with a copy to Westerman Ball Ederer Miller and Sharfstein, LLP, 170 Old Country Road, Suite 400, Mineola, New York 11501, Attn: Alan Ederer, Esq., and if to a Holder, to the address of such Holder appearing on the books of the Company, with a copy to Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601, Attention:  Wesley G. Nissen, Esq., Facsimile Number:  (312) 558-5700 and Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, Attention:  Eric L. Cohen, Esq., Facsimile Number:  (212) 294-4700.

(e)           Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors, permitted assigns, heirs and legal beneficiaries of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(f)           Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Holder and the Company.

(g)           Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(h)           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: July __, 2008	ROOMLINX, INC.

By:
Name: Michael S. Wasik
Title: President

NOTICE OF EXERCISE

To: RoomLinX, Inc.

(1)  The undersigned hereby elects to purchase ________ [circle one: Series C / Common Stock] Warrant Shares of RoomLinX, Inc. pursuant to the terms of the attached Warrant, and either [check one]:

____ tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any, in lawful money of the United States

or

____ exercises the Warrant pursuant to the “net exercise” method set forth in Section 2(b) of the Warrant.

(2)  Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

Name:

Address:

SS or Tax #:

(3)  The Warrant Shares shall be delivered to the following:

Name:

Address:

Warrant Holder

By:
Name:
Title:

Dated:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:

Holder's Signature:

Holder's Address:

Signature Guaranteed:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT B
FORM OF CERTIFICATE OF DESIGNATIONS

CERTIFICATE OF DESIGNATION
OF SERIES C PREFERRED STOCK OF
ROOMLINX, INC.

Pursuant to NRS 78.1955 of the State of Nevada

ROOMLINX, INC., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes,

DOES HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, the Board of Directors on July 28, 2008 by unanimous written consent, adopted the following resolution creating a series of 1,400 shares of Preferred Stock, $.20 par value, designated as "Series C Preferred Stock":

RESOLVED, that pursuant to the authority granted to the Board of Directors by the Articles of Incorporation, as amended (the "Articles"), the Board of Directors hereby authorizes the issuance of 1,400 shares of Series C Preferred Stock of the Corporation and hereby fixes the following designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares, in addition to those set forth in the Certificate:

Section II.  Preferred Stock.   The designation of the series of Preferred Stock created hereby is Series C Preferred Stock and the number of shares constituting such series is 1,400 (the "Series C Preferred Stock" or the "Preferred Stock").  The powers, privileges, preferences, rights, restrictions of, and other matters relating to the Series C Preferred Stock, are as follows:

1.	Dividends.

(a)           The holders of the outstanding Series C Preferred Stock ("Holders") shall be entitled to receive, out of funds legally available therefore, dividends based on the Series C Liquidation Preference at the rate of 6% per annum.  Such dividends shall be payable quarterly on each March 31, June 30, September 30 and December 31, commencing September 30, 2008 (each, a "Dividend Payment Date") in cash or, at the Company’s election as provided below, initially in shares of Series C Preferred Stock and subsequently in shares of the Company’s Common Stock.  All shares of Common Stock shall be valued at the Current Market Price (as hereinafter defined) thereof.  Such dividends shall accrue on each such share commencing on the date of issue, and shall accrue from day to day, whether or not earned or declared.  The Company must deliver written notice to each Holder indicating the manner in which it intends to pay dividends at least five business days prior to a Dividend Payment Date, but may indicate in any such notice that the election contained therein shall continue for subsequent Dividend Payment Dates until revised.  The Company must make the same election as to all Holders for any particular Dividend Payment Date.  Failure to timely provide such written notice shall be deemed an election by the Company to pay such dividends in cash.  Any dividends to be paid hereunder that are not paid by the date due to such Holders shall continue to accumulate and shall entail a late fee, which must be paid in cash, at the rate of 10% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the date such dividend is due hereunder through and including the date of payment).

(b)           In addition to the dividends specified in subparagraph (a) above, if dividends are declared or paid on the Common Stock prior to the Conversion Date, then such dividends shall be declared and paid pro rata on the Common Stock and the Series C Preferred Stock, treating each share of Series C Preferred Stock as the greatest whole number of shares of Common Stock then issuable upon conversion thereof pursuant to Section 5 below.

(c)           Dividends shall be paid to the holders of record of the Series C Preferred Stock as their names appear on the share register of the Corporation upon a liquidation, dissolution or winding up pursuant to Section 2 below.

2.	Liquidation Preference.

(a)           In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary (a “Liquidation Event”), the holders of the Series C Preferred Stock, shall be entitled to receive, prior and in preference to any distribution of any of the assets, capital or surplus funds of the Corporation to the holders of the Company's Common Stock or any other holder of a class or series of Company capital stock or other securities of the Company, an amount per share equal to 100% (in the event of a Deemed Liquidation (as hereinafter defined), the percentage shall be 130%) of $2,500.00 per share of Series C Preferred Stock and all accrued and unpaid dividends thereon (as adjusted for any stock dividends, combinations, splits or the like with respect to such share) (the “Series C Liquidation Preference”).  If upon the occurrence of a Liquidation Event, (i) the assets, capital and funds thus distributed among the holders of the Series C Preferred Stock shall be insufficient to permit the payment to such holders of the full Series C Liquidation Preference, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series C Preferred Stock in proportion to the aggregate Series C Liquidation Preference each such holder is otherwise entitled to receive or (ii) after payment to the holders of the Series C Preferred Stock their full Series C Liquidation Preference there shall remain assets, capital or funds of the Corporation legally available for distribution to the holders of the Corporation’s Common Stock, then unless the assets of the Corporation are not being liquidated in connection with such Liquidation Event, the holders of the Series C Preferred Stock shall be entitled to receive a distribution of such remaining assets, capital or funds ratably with the holders of the Common Stock as if such Series C Preferred Stock had been converted into Common Stock.

(b)           A “Deemed Liquidation” shall mean (A) the acquisition of the Corporation by another entity or the acquisition of another entity by the Corporation by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, or consolidation other than any merger effected exclusively for the purpose of changing the domicile of the Corporation) or a sale of all or substantially all of the assets of the Corporation unless, in the case of any such transaction, series of transactions or sale, the Corporation’s stockholders of record as constituted immediately prior to such transaction, series of transactions or sale shall, immediately after such transaction, series of transactions or sale (by virtue of securities issued as consideration for the Corporation’s securities or otherwise) hold more than 50% of the voting power and economic interest of the surviving or (in the case of a sale of all or substantially all of the assets of the Corporation) acquiring entity in the same proportions among such stockholders as held by them, and with the same relative powers, privileges, preferences, rights and restrictions as among themselves and as against the Corporation as, immediately prior to such transaction, series of transactions or sale, or (B) a transaction or series of transactions in which a person or group of persons (as defined in Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acquires or following which has acquired beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of 50% or more of the voting power or economic interest of the Corporation.

(c)           In the event of any Deemed Liquidation, if the consideration received is other than cash, its value shall be deemed to be its Current Market Price (as such term is defined herein).  The consideration to be received by the holders of Series C Preferred Stock in any such transaction shall be of the same type (cash, securities or other property) and in the same proportion, as is payable to holders of Common Stock as a result of the transaction unless the holders of a majority of the outstanding shares of Series C Preferred Stock consent otherwise.

(d)            For purposes hereof, the “Current Market Price” of any asset other than cash means the greater of :

(A)           $0.025 per share of Common Stock; and

(B)(i)        in the case of a publicly traded security, 90% of the average of the daily closing prices for such security for the 20 consecutive business days commencing 20 business days before the date of determination, in which case the closing price for each day shall be (x) the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which such security is listed or admitted to trading, or (y) if not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc.’s Automated Quotation System, or the nearest comparable system; provided that in the event that the security for which the Current Market Price is to be determined is subject to any restriction on free marketability, then the method of valuation of such security shall be to take an appropriate discount from the Current Market Price as determined above to reflect the approximate fair market value thereof; and

(ii)           in the case of any other asset, as agreed to in good faith by the Holder and the Board of Directors.

3.	Redemption.

Except as expressly set forth herein, the Series C Preferred Stock shall not have any redemption or similar rights.

4.	Voting Rights.

Each holder of shares of Series C Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series C Preferred Stock may then be converted and shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class) and shall be entitled to notice of any stockholders’ meeting in accordance with the By-Laws of the Corporation.  Fractional votes shall not, however, be permitted and any fractional voting rights shall be rounded upward to the nearest whole number.  For avoidance of doubt, each reference herein to a percentage or other amount of shares of Series C Preferred Stock, the holders of which are entitled to consent rights, approval rights or other rights, shall be deemed to refer to such percentage or other amount of the voting power of such shares determined as provided above.

5.	Conversion.

(a)           Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the filing by the Company of a Current Report on Form 8-K disclosing an amendment to the Corporation’s Articles of Incorporation either providing for an increase in the number of authorized shares of Common Stock to such number as would permit the issuance of Common Stock upon the conversion of the Preferred Stock and the exercise of the Warrants or providing for a reverse stock split, in either case to permit the conversion of all outstanding shares of Series C Preferred Stock, such date being referred to herein as the “Conversion Date”.  A holder of shares of Series C Preferred Stock shall not have the option to convert the shares of Series C Preferred Stock into Common Stock prior to the Conversion Date.  The number of shares of Common Stock into which each share of Series C Preferred Stock shall be converted on the Conversion Date shall be determined by dividing $2,500 by the Conversion Price in effect at the time of conversion.  The Conversion Price shall initially be $.025 per share (as adjusted for any stock dividends, combinations, splits or the like with respect to the Series C Preferred Stock).

(b)           The Corporation shall, within five business days following the Conversion Date, issue and deliver to such holder, or to its nominee, at such holder’s address as shown in the records of the Corporation, a certificate or certificates for the number of whole shares of Common Stock issuable upon such conversion in accordance with the provisions hereof.

(c)           No fractional shares of Common Stock shall be issued upon conversion of shares of Series C Preferred Stock and, after aggregating all fractional shares subject to conversion, any remaining fractional share to which the holder would otherwise be entitled shall be rounded up to the nearest whole number.

(d)           As of the Conversion Date, all shares of Series C Preferred Stock shall no longer be deemed to be outstanding, and all rights with respect to such shares shall immediately cease and terminate, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and the payment of any declared and unpaid dividends thereon.  On the Conversion Date, the shares of Common Stock issuable upon such conversion shall be deemed to be outstanding, and the holder thereof shall be entitled to exercise and enjoy all rights with respect to such shares of Common Stock.  All shares of Series C Preferred Stock shall, from and after the Conversion Date, be deemed to have been retired and cancelled and shall not be reissued as Preferred Stock, and the Corporation may thereafter take such appropriate action as may be necessary to reduce accordingly the authorized number of shares of Preferred Stock.

(f)            The term “Conversion Price” shall mean, as of any time, the Conversion Price of the Series C Preferred Stock as specified in paragraph (a) of this Section II.5 in case no adjustment shall have been required, or such Conversion Price as adjusted and further adjusted pursuant to this paragraph (f) of this Section II.5, as the case may be.

(1)           If the Corporation shall effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before such subdivision shall be proportionately decreased.  If the Corporation shall combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased.  If the Corporation shall make or issue a dividend or other distribution payable in securities, then and in each such event provision shall be made so that the holders of shares of the Series C Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities that they would have received had their Series C Preferred Stock been converted into Common Stock on the date of such event and had they thereafter during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period giving effect to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series C Preferred Stock.  If the Corporation shall reclassify its Common Stock (including any reclassification in connection with a consolidation or merger in which the Corporation is the surviving corporation), then and in each such event provision shall be made so that the holders of Series C Preferred Stock shall receive upon conversion thereof, the amount of such reclassified Common Stock that they would have received had their Series C Preferred Stock been converted into Common Stock immediately prior to such reclassification and had they thereafter during the period from the date of such event to and including the Conversion Date, retained such reclassified Common Stock giving effect to all adjustments called for during such period under this paragraph with respect to the rights of these holders of the Series C Preferred Stock.

(2)           Whenever the Conversion Price shall be adjusted as provided in this Section II.5, the Corporation shall forthwith provide notice of such adjustment to each holder of shares of the Series C Preferred Stock, a statement, certified by the chief financial officer of the Corporation, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment.  The Corporation shall send such notice and statement by first class mail, postage prepaid, to each holder of record of Series C Preferred Stock at such holder’s address as shown in the records of the Corporation.

(3)           If a state of facts shall occur which, without being specifically controlled by the provisions of this Section II.5, would not fairly protect the conversion rights of the holders of the Series C Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

6.    Certain Protective Rights.  For so long as any of the shares of Preferred Stock are outstanding, neither the Company nor any Subsidiary shall, without the affirmative vote of the Holders of at least a majority of the shares of Preferred Stock then outstanding:

(i)           alter or change the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation;

(ii)          other than as set forth in Section II.5, increase or decrease the number of shares of Preferred Stock or increase or decrease the number of authorized shares of Common Stock;

(iii)         authorize or create (by reclassification or otherwise) any class of equity security or Common Stock equivalent ranking as to dividends or distribution of assets upon a Deemed Liquidation senior to or pari passu with the Preferred Stock;

(iv)         issue any other shares of preferred stock of the Company;

(v)          other than as set forth in that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the investors signatory thereto, redeem, purchase or otherwise acquire directly or indirectly any securities of the Company;

(vi)         directly or indirectly pay or declare any dividend or make any distribution (other than dividends due and paid in the ordinary course on preferred stock of the Company at such times when the Company is in compliance with its payment obligations to the Preferred Stock) upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or securities pari passu with the Preferred Stock (for purposes hereof, "Junior Securities" means the Common Stock and all other equity securities and Common Stock equivalents of the Company, including any existing or hereinafter created class of preferred stock of the Company);

(vii)        enter into any agreement with respect to a Change of Control Transaction.  For purposes hereof, a "Change of Control Transaction" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one-half of the voting rights or equity interests in the Company; (ii) a replacement of more than one-half of the members of the Company's board of directors in a single election of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) any merger or consolidation of the Company with or into another person, any tender offer or exchange offer (whether by the Company or another person)  pursuant to which holders of  Common  Stock are permitted to tender or exchangetheir shares for other securities, cash or property, any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, a merger or consolidation of the Company or any Subsidiary or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least one-half of the voting rights and equity interests in the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-half of the voting rights or equity interests in the Company, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least one-half of the voting rights and equity interests in the surviving entity or acquirer of such assets; (v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company, (vi) a Deemed Liquidation, or (vii) the execution by the Company or its controlling shareholders of an agreement providing for or reasonably likely to result in any of the foregoing events;

(viii)       amend or waive any provision in its Certificate of Incorporation in a manner adverse to the Preferred Stock; or

(ix)          enter into any agreement with respect to the foregoing clauses.

IN WITNESS WHEREOF, this Certificate has been signed on this 29th day of July, 2008, and the signature of the undersigned shall constitute the affirmation and acknowledgement of the undersigned, under penalties of perjury, that this Certificate is the act of the undersigned and that the facts stated in this Certificate are true.

ROOMLINX, INC.

By:
Name: Michael S. Wasik, President